                                                                    Exhibit 21.1

ASSET-BACKED FINANCING FACILITY

ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                         FEBRUARY 01, 2003 - FEBRUARY 28, 2003

SETTLEMENT DATE:                           17-MAR-03

A.     SERIES INFORMATION:

       Advanta Equipment Leasing Receivables Series 2000-1 LLC

       SERIES 2000-1

I.    AGGREGATE CONTRACT PRINCIPAL BALANCE:
      (a.)      Beginning Aggregate Contract Principal Balance ............................................ $65,221,333.12
                                                                                                            --------------
      (b.)      Contract Principal Balance of all Collections allocable to Contracts ...................... $ 4,504,491.33
                                                                                                            --------------
      (c.)      Contract Principal Balance of Charged-Off Contracts ....................................... $   275,198.45
                                                                                                            --------------
      (d.)      Ending Aggregate Contract Principal Balance of all Contracts as of this Settlement Date ... $60,441,643.34
                                                                                                            --------------

                BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS RELATED COLLECTION PERIOD)
      (e.)      Class A Principal Balance as of this
                Settlement Date (Class A Note Factor) ........................ 0.0384504                    $12,657,002.23
                                                                               ---------                    --------------
      (e1.)     Ending Class A-1 Principal Balance ........................... 0.0000000   $           --
                                                                               ---------   --------------
      (e2.)     Ending Class A-2 Principal Balance ........................... 0.0000000   $           --
                                                                               ---------   --------------
      (e3.)     Ending Class A-3 Principal Balance ........................... 0.1495693   $12,657,002.23
                                                                               ---------   --------------
      (f.)      Ending Class B Principal Balance as of this
                Settlement Date (Class B Note Factor) ........................ 0.1776758                    $ 5,013,122.30
                                                                               ---------                    --------------
      (g.)      Ending Class C Principal Balance as of this
                Settlement Date (Class C Note Factor) ........................ 0.1774486                    $ 3,337,807.23
                                                                               ---------                    --------------
      (h.)      Ending Class D Principal Balance as of this
                Settlement Date (Class D Note Factor) ........................ 0.1771299                    $ 1,665,906.43
                                                                               ---------                    --------------
      (i.)      Ending Class E Principal Balance as of this
                Settlement Date (Class E Note Factor) ........................ 0.3136376                    $ 7,374,248.05
                                                                               ---------                    --------------
      (j.)      Ending Class F Principal Balance as of this
                Settlement Date (Class F Note Factor) ........................ 0.1538422                    $ 9,405,070.31
                                                                               ---------                    --------------
      (k.)      Excess Aggregate Contract Principal Balance over the sum
                of the Class A through F Principal Balances ............................................... $20,988,486.79
                                                                                                            --------------

II.    COMPLIANCE RATIOS:
       (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts ............................. $65,312,066.15
                                                                                                            --------------

       (b.)     CBR of Contracts 1 - 30 days delinquent ................................................... $ 6,203,229.54
                                                                                                            --------------
       (c.)     % of Delinquent Contracts 1- 30 days as of the related Calculation Date ...................           9.50%
                                                                                                            --------------

       (d.)     CBR of Contracts 31 - 60 days delinquent .................................................. $ 2,282,761.72
                                                                                                            --------------
       (e.)     % of Delinquent Contracts 31- 60 days as of the related Calculation Date ..................           3.50%
                                                                                                            --------------

       (f.)     CBR of Contracts 61 - 90 days delinquent .................................................. $ 1,008,530.42
                                                                                                            --------------
       (g.)     % of Delinquent Contracts 61- 90 days as of the related Calculation Date ..................           1.54%
                                                                                                            --------------

       (h.)     CBR of Contracts > 91 days delinquent ..................................................... $ 1,480,555.99
                                                                                                            --------------
       (i.)     % of Delinquent Contracts > 91 days as of the related Calculation Date ....................           2.27%
                                                                                                            --------------

       (j1.)    % of Delinquent Contracts 31 days or more as of the related Calculation Date ..............           7.31%
                                                                                                            --------------
       (j2.)    Month 2:             Jan-03 ...............................................................           6.79%
                                     ------                                                                 --------------
       (j3.)    Month 3:             Dec-02 ...............................................................           7.46%
                                     ------                                                                 --------------
       (j4.)    Three month rolling average % of Delinquent Contracts 31 days or more .....................           7.19%
                                                                                                            --------------

       (k1.)    Net Charge-Off % for the related Collection Period (annualized 30/360) ....................           1.55%
                                                                                                            --------------
       (k2.)    Month 2:             Jan-03 ...............................................................           2.94%
                                     -------                                                                --------------
       (k3.)    Month 3:             Dec-02 ...............................................................           3.32%
                                     -------                                                                --------------
       (k4.)    Three month rolling average % for Defaulted Contracts .....................................           2.60%
                                                                                                            --------------

       (l1.)    Cumulative Net Loss Percentage ............................................................         7.3772%
                                                                                                            --------------
       (l2.)    Does the Cumulative Net Loss % exceed

       (l3.)    The Loss Trigger Level % from Beginning Period to and including 12th Collection
                Period ? Y or N ...........................................................................           N/A
                                                                                                            --------------
       (l4.)    The Loss Trigger Level % from 13th Collection Period to and including 24th
                Collection Period ? Y or N. ...............................................................           N/A
                                                                                                            --------------
       (l5.)    The Loss Trigger Level % from 25th Collection Period and thereafter ? Y or N ..............           YES
                                                                                                            --------------

       (m5.)    Is there currently a Trigger Event which has not been cured for this payment date Y or N ..           YES
                                                                                                            --------------
       (m5.)    Is there currently an Event of Default for this payment date Y or N .......................            NO
                                                                                                            --------------

III.   FLOW OF FUNDS:

       (1.)     The amount on deposit in Available Funds .................................................. $ 5,362,447.32
                                                                                                            --------------
       (2.)     Amounts deposited, if any, by the Servicer to the Collection Account for contracts
                repurchased ............................................................................... $           --
                                                                                                            --------------
       (3.)     Total deposits in the Collection Account to be used as available funds on this Payment
                Date (1+2) ................................................................................ $ 5,362,447.32
                                                                                                            --------------
       (4.)     Funds to the servicer, any Excluded Amounts-Residual Receipts ............................. $   252,568.08
                                                                                                            --------------
       (a.)     To the Trustee, trustee fees and expenses subject to an annual limit ...................... $           --
                                                                                                            --------------
       (b.)     To the Servicer, any unrecoverable servicer advances / initial unpaid balance amounts ..... $           --
                                                                                                            --------------
       (c.)     To the Servicer, the servicing fee then due and miscellaneous amounts, if any ............. $    54,351.11
                                                                                                            --------------

                TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST
       (d.)     To Class A, the total Class A Note Interest for the related interest
                accrual period ............................................................................ $   108,096.05
                                                                                                            --------------
                                Interest on Class A-1 Notes .............................  $           --
                                                                                           --------------
                                Interest on Class A-2 Notes .............................  $           --
                                                                                           --------------
                                Interest on Class A-3 Notes .............................  $   108,096.05
                                                                                           --------------
       (e.)     Interest on Class B Notes for the related interest accrual period ......................... $    31,655.03
                                                                                                            --------------
       (f.)     Interest on Class C Notes for the related interest accrual period ......................... $    21,424.85
                                                                                                            --------------
       (g.)     Interest on Class D Notes for the related interest accrual period ......................... $    11,152.36
                                                                                                            --------------

                CLASS E INTEREST:

       (h1.)    After the Class E Notes Interest Commencement Date, then Interest on Class E Notes for the related interest accrual period to be paid
                to the Class E Noteholder .................................................................             --
                                                                                                            --------------
       (h2.)    Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal pro rata among
                the Class A, Class B, Class C and Class D Notes .......................... $    62,988.37
                                                                                           --------------

                                                                                           --------------

                TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

       (i1.)    Class A percentage .......................................................       0.699999
                                                                                           --------------
       (i2.)    To Class A, amount from reserve account, if any
                                                                                           --------------
       (i3.)    To Class A, the Class A overdue principal, if any ........................             --
                                                                                           --------------
       (i4.)    To Class A, the Class A monthly principal payment amount ................. $ 4,820,211.47
                                                                                           --------------
       (i5.)    To Class A, the additional principal, if any, allocable from Class E
                interest amount .......................................................... $    40,039.98
                                                                                           --------------
       (i6.)    To Class A, the additional principal, if any, allocable from Class F
                floor amount .............................................................             --
                                                                                           --------------
       (i7.)    Total principal payment to Class A  (i2-i6) .............................. $ 4,860,251.45
                                                                                           --------------
       (i8.)                    Principal payment to Class A-1 Noteholders ................................ $           --
                                                                                                            --------------
       (i9.)                    Principal payment to Class A-2 Noteholders ................................ $           --
                                                                                                            --------------
       (i10.)                   Principal payment to Class A-3 Noteholders ................................ $ 4,860,251.45
                                                                                                            --------------

       (j1.)    Class B percentage .......................................................      0.0599996
                                                                                           --------------
       (j2.)    To Class B, amount from reserve account, if any ..........................             --
                                                                                           --------------
       (j3.)    To Class B, the Class B overdue principal, if any
                                                                                           --------------
       (j4.)    To Class B, the Class B monthly principal payment amount ................. $           --
                                                                                           --------------
       (j5.)    To Class B, the additional principal, if any, allocable from Class E
                interest amount .......................................................... $    11,484.97
                                                                                           --------------
       (j6.)    To Class B, the additional principal, if any, allocable from Class F
                floor amount .............................................................             --
                                                                                           --------------
       (j7.)    Total principal payment to Class B Noteholders (j2-j6) ...................................  $    11,484.97
                                                                                                            --------------

       (k1.)    Class C percentage .......................................................    0.0399997
                                                                                           --------------
       (j2.)    To Class C, amount from reserve account, if any ..........................            --
                                                                                           --------------
       (k3.)    To Class C, the Class C overdue principal, if any ........................           0.00
                                                                                           --------------
       (k4.)    To Class C, the Class C monthly principal payment amount ................. $           --
                                                                                           --------------
       (k5.)    To Class C, the additional principal, if any, allocable
                from Class E interest amount ............................................. $     7,646.86
                                                                                           --------------
       (k6.)    To Class C, the additional principal, if any, allocable
                from Class F floor amount ................................................             --
                                                                                           --------------

       (k7.)    Total principal payment to Class C Noteholders (k2-k6) ...................................  $     7,646.86
                                                                                                            --------------

       (l1.)    Class D percentage .......................................................      0.0199999
                                                                                           --------------
       (l2.)    To Class D, amount from reserve account, if any ..........................             --
                                                                                           --------------
       (l3.)    To Class D, the Class D overdue principal, if any ........................           0.00
                                                                                           --------------
       (l4.)    To Class D, the Class D monthly principal payment amount ................. $           --
                                                                                           --------------
       (l5.)    To Class D, the additional principal, if any, allocable
                from Class E interest amount ............................................. $     3,816.56
                                                                                           --------------
       (l6.)    To Class D, the additional principal, if any, allocable
                from Class F floor amount ................................................             --
                                                                                           --------------
       (l7.)    Total principal payment to Class D Noteholders (l2-l6) ................... $     3,816.56
                                                                                           --------------
       (m1.)    Class E percentage .......................................................      0.0499986
                                                                                           --------------
       (m2.)    To Class E, amount from reserve account, if any
                                                                                           --------------
       (m3.)    To Class E, the Class E overdue principal, if any ........................           0.00
                                                                                           --------------
       (m4.)    To Class E, the Class E monthly principal payment amount ................. $           --
                                                                                           --------------   --------------
       (m5.)    To Class E, the additional principal, if any, allocable
                from Class F floor amount ................................................             --
                                                                                           --------------
       (m6.)    Total principal payment to Class E Noteholders (m2-m5) ...................................  $           --
                                                                                                            --------------

                TO THE RESERVE ACCOUNT :

        (4.)    The amount, if any, needed to maintain the amount in the reserve
                account at the required reserve amount ...................................................  $           --
                                                                                                            --------------

                CLASS F PAYMENTS:

       (n1.)    Sub-Total of funds disbursed through the Reserve Account ................  $ 5,362,447.32
                                                                                           --------------
       (n2.)    Funds available to be paid to Class F ...................................  $           --
                                                                                           --------------

       (n3.)    Class F percentage ......................................................       0.1300032
                                                                                           --------------
       (n4.)    Class F floor amount ....................................................  $ 9,405,070.31
                                                                                           --------------
       (n5.)    Class F principal balance before payment of principal on this payment date ............................................................  $ 9,405,070.31
                                                                                           --------------

       (n6.)    If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

       (n7.)    If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal
                balance has been reduced to the Class F floor amount  and (b) funds available ............. $           --
                                                                                                            --------------

       (n8.)    If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 ..................................................................................
                                                                                                            --------------

                TO THE TRUSTEE:

       (7.)     To the Trustee, any fees and expenses not previously paid subject to a limit ..............
                                                                                                            --------------

                TO THE ISSUERS:

       (8.)     To the issuers, as owner of the pledged assets, any remaining available funds on deposit
                in the collection account after all payments are made above ............................... $           --
                                                                                                            --------------

IV.    SERVICER ADVANCES

       (a.)     Aggregate amount of Servicer Advances at the beginning of the Collection Period ........... $ 1,572,913.43
                                                                                                            --------------
       (b.)     Servicer Advances reimbursed during the Collection Period ................................. $    38,543.96
                                                                                                            --------------
       (c.)     Amount of unreimbursed Service Advances to be reimbursed on the
                Settlement Date ........................................................................... $           --
                                                                                                            --------------
       (d.)     Servicer Advances made during the related Collection Period ............................... $    61,817.24
                                                                                                            --------------
       (e.)     Aggregate amount of Servicer Advances at the end of the Collection
                Period .................................................................................... $ 1,596,186.71
                                                                                                            --------------
       (f.)     Amount of delinquent Scheduled Payments for which Servicer Advances
                were not made .............................................................................             --
                                                                                                            --------------

V.     RESERVE ACCOUNT

       (a.)     Amount on deposit at the beginning of the related Collection Period ....................... $           --
                                                                                                            --------------
       (b.)     Reserve Account initial deposit
                                                                                                            --------------

       (c.)     Amount of interest earnings reinvested for the related Monthly Period ..................... $           --
                                                                                                            --------------
       (d.)     Amounts used to cover shortfalls, if any,  for the related Collection Period .............. $           --
                                                                                                            --------------
       (e.)     Amounts used as required in a Trigger Event , if any,  for the related Collection Period .. $           --
                                                                                                            --------------
       (f.)     Amounts transferred in from the Collection Account, if applicable (line 4) ................ $           --
                                                                                                            --------------
       (g.)     Interest earnings for the related Monthly Period ..........................................
                                                                                                            --------------
       (h.)     Interest  earnings withdrawn and included as Available Funds for the related Monthly
                Period
                                                                                                            --------------
       (i.)     Amount on deposit at the end of the related Collection Period ............................. $           --
                                                                                                            --------------

       (j.)     Is the Required Reserve Amount equal to the balance in the Reserve Account
                as of the related Collection period ? Y or N ..............................................              N
                                                                                                            --------------

VI.    ADVANCE PAYMENTS

       (a.)     Beginning aggregate Advance Payments ...................................................... $   918,514.05
                                                                                                            --------------
       (b.)     Add: Amount of Advance Payments collected during the related Collection Period ............ $   658,040.13
                                                                                                            --------------
       (c.)     Add: Investment earnings for the related  Collection Period ............................... $           --
                                                                                                            --------------
       (d.)     Less: Amount of Advance Payments withdrawn for deposit into Facility Account .............. $   762,995.48
                                                                                                            --------------
       (e.)     Ending aggregate Advance Payments ......................................................... $   813,558.70
                                                                                                            --------------


       ADVANTA BANK CORP., AS SERVICER


       BY:    /s/ MARK SHAPIRO
              ---------------------------------

       TITLE: Asst. V.P. Structured Finance
              ---------------------------------

       DATE:  3/12/2003
              ---------------------------------